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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 8, 2001

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

          Delaware                    1-12727                   96-11-3349733
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

      350 Wireless Boulevard, Hauppauge, New York                     11788
       (Address of principal executive offices)                     (Zip Code)

         Registrant's telephone number, including area code 631-232-2100

                                      None
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 6. Resignations of Registrant's Directors.

      During a telephonic Board of Directors meeting on March 2, 2001, and immediately prior to a vote being taken on issues before the Board, Anthony H.
N. Schnelling resigned from the Board, and his resignation was accepted.

Item 7. Financial Statements and Exhibits

         EXHIBIT                            DESCRIPTION
         -------                            -----------

            17                      Letter dated March 7, 2001 from Anthony
                                    Schnelling.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Sentry Technology Corporation

Date: 3/8/01                                       /s/ Peter J. Mundy
                                                   -----------------------------
                                                   Peter J. Mundy, VP and CFO

                                  EXHIBIT INDEX

         EXHIBIT                            DESCRIPTION
         -------                            -----------

            17                      Letter dated March 7, 2001 from Anthony
                                    Schnelling.

BRIDGE ASSOCIATES LLC

PMB 273
90 Park Avenue
Suite 1700
New York, NY 10016
800-838-6966
877-711-6966 fax

www.bridgeassociatesllc.com

March 7, 2001

[Logo of Bridge Associates LLC]

Mr. Peter Murdoch
Chairman & Chief Executive Officer
Sentry Technology Corporation
350 Wireless Boulevard
Hauppauge, NY 11788

Re: Board of Directors Resignation

Dear Mr. Murdoch:

I wish to confirm that I tendered my resignation as a Director of Sentry Technology Corporation, effective immediately, immediately prior to a vote being taken on issues before the Board of Directors during a telephonic Board meeting on Friday, March 2, 2001.

Sincerely yours,

Anthony Schnelling
Managing Director